                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 ------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     June 9, 1999
                                                    ----------------------------

                          Rental Service Corporation
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            (Exact Name of Registrant as Specified in Its Charter)

          Delaware                     000-21237                33-0569350
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(State or Other Jurdisdiction         (Commission              (IRS Employer
       of Incorporation)              File Number)           Identification No.)

6929 East Greenway Parkway, Suite 200, Scottsdale, Arizona            85254
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code    (480) 905-3300
                                                    ------------------

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events

     On June 9, 1999, Rental Service Corporation (the "Company") and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agent"), executed an amendment (the "Amendment") to the Rights Agreement, dated as of April 16, 1999, between the Company and the Rights Agent (the "Rights Agreement").

     The Amendment amends the Rights Agreement (including the exhibits thereto) to provide that the Rights Agreement will expire on the earlier of (1) the close of business on December 9, 1999, (2) the time at which the rights thereunder (the "Rights") are redeemed as provided in the Rights Agreement, (3) the closing of any merger or other acquisition transaction involving the Company pursuant to a merger or other acquisition agreement between the Company and any person which has been approved by the Board of Directors of the Company prior to such person becoming an Acquiring Person (as defined in the Rights Agreement), at which time the Rights are deemed terminated, and (4) the time at which the Rights are exchanged pursuant to the Rights Agreement. In addition, in light of the termination of the Agreement and Plan of Merger, dated as of January 20, 1999 (the "NationsRent Merger Agreement"), between the Company and NationsRent, Inc. ("NationsRent"), the Amendment further amends the Rights Agreement to delete all references therein to NationsRent, the NationsRent Merger Agreement and certain other documents executed by RSC and NationsRent in connection therewith, including, among others, a reference to the expiration of the Rights Agreement 60 days following termination of the NationsRent Merger Agreement.

     A copy of the Amendment is attached hereto as an exhibit and is incorporated by reference herein.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Businesses Acquired

          None

     (b)  Pro Forma Financial Information

          None

     (c)  Exhibits

          Exhibit
          Number                             Description
          -------                    ---------------------------

          4.1 Amendment to Rights Agreement, dated as of June 9, 1999, between Rental Service Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.*


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* Filed as an Exhibit to Amendment No. 14 to the Solicitation/Recommendation
  Statement on Schedule 14D-9 filed June 9, 1999 and incorporated by reference herein.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 9, 1999

                                       RENTAL SERVICE CORPORATION

                                       By: /s/ Robert M. Wilson
                                           --------------------------------
                                           Name:  Robert M. Wilson
                                           Title: Executive Vice President,
                                                  Chief Financial Officer,
                                                  Secretary and Treasurer

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                                 EXHIBIT INDEX

Exhibit
Number                                 Description
-------  -----------------------------------------------------------------------
  4.1 Amendment to Rights Agreement, dated as of June 9, 1999, between Rental Service Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.*




--------
* Filed as an Exhibit to Amendment No. 14 to the Solicitation/Recommendation Statement on Schedule 14D-9 filed June 9, 1999 and incorporated by reference herein.